Unaudited Condensed Consolidated Statement of Operations - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2021	Jun. 30, 2020
OPERATING EXPENSES:
Research and development	$ 48,132	$ 29,445
General and administrative	24,615	11,663
Total operating expenses	72,747	41,108
LOSS FROM OPERATIONS:	(72,747)	(41,108)
OTHER (EXPENSE) INCOME NET:
Other (expense) income, net	(3,367)	862
Interest income, net	265	88
Benefit from R&D tax credit	1,050	6,894
Total other (expense) income, net	(2,052)	7,844
Loss before income taxes	(74,799)	(33,264)
Income tax expense	(16)
Net loss	$ (74,815)	$ (33,264)
Net loss per share attributable to ordinary shareholders—basic and diluted	$ (2.10)	$ (3.51)
Weighted average ordinary shares outstanding—basic and diluted	35,668,423	9,472,577